Exhibit 7.1
2,100,000 SHARES
GAS NATURAL INC.
COMMON STOCK

UNDERWRITING AGREEMENT

Philadelphia, Pennsylvania
November  9, 2010
JANNEY MONTGOMERY SCOTT LLC
As Representative of the Several Underwriters
   Named in Schedule I hereto
c/o Janney Montgomery Scott LLC
1801 Market Street
Philadelphia, PA 19103
Ladies and Gentlemen:
          Gas Natural Inc., an Ohio corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to sell an aggregate of 1,760,000 shares of the Company’s Common Stock, $0.15 par value per share (the “Common Stock”), Richard M. Osborne, as Trustee of the Richard M. Osborne Trust under Restated Trust Agreement dated January 13, 1995 (“Osborne”), proposes to sell 300,000 shares of Common Stock and Thomas J. Smith (“Smith” together with Osborne the “Selling Shareholders” and each individually a “Selling Shareholder”) proposes to sell 40,000 shares of Common Stock, to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom Janney Montgomery Scott LLC is serving as Representative (the “Representative”). The Common Stock to be sold to the Underwriters by the Company and the Selling Shareholders is referred to herein as the “Firm Shares.” The respective amounts of the Firm Shares to be purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Firm Shares shall be offered to the public at a public offering price of $10 per Firm Share (the “Offering Price”).
          In order to cover over-allotments in the sale of the Firm Shares, the Underwriters may, at the Underwriters’ election and subject to the terms and conditions stated herein, purchase for the Underwriters’ own accounts up to 315,000 additional shares of Common Stock from the Company. Such 315,000 additional shares of Common Stock are referred to herein as the “Optional Shares.” If any Optional Shares are purchased, the Optional Shares shall be purchased for offering to the public at the Offering Price and in accordance with the terms and conditions set forth herein. The Firm Shares and the Optional Shares are referred to collectively herein as the “Shares.”
          In consideration of the mutual agreements contained in this Underwriting Agreement (the “Agreement”), the Company, the Selling Shareholder, and the Underwriters, intending to be legally bound, hereby confirm their agreement as follows:
     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:
          (a) The Company has prepared, in accordance with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Regulations”) of the Securities and Exchange Commission (the “SEC”) thereunder and has filed with the SEC a registration statement on Form S-1 (File No. 333-167859) and one or more amendments thereto and a prospectus for the purpose of registering the Shares under the Act. The term “Registration Statement” as used herein means the registration statement (including all exhibits and information incorporated by reference therein) as amended to the date of this Agreement, and includes information (if any) contained in a form of prospectus or prospectus supplement that is deemed retroactively to be part of the Registration Statement, pursuant to Rule 430B under the Act, to be part of the registration statement as of the time specified in Rule 430B. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the Registration Statement will be filed and must be declared effective before the offering of the Shares may commence, the term “Registration Statement” as used herein shall mean the Registration Statement as amended by such post-effective amendment. If the Company has filed, or files on or after the date of this Agreement, a registration statement to register Common Stock pursuant to Rule 462(b) under the Act (the “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. The term “Base Prospectus” shall mean the base prospectus filed as part of the Registration Statement in the form in which it has most recently been filed with the SEC on or prior to the date of this Agreement. The term “Preliminary Prospectus” shall mean any preliminary prospectus supplement relating to the Shares, together with the Base Prospectus, and filed with the SEC pursuant to Rule 424(a) of the Regulations. The term “Statutory Prospectus” shall mean the Preliminary Prospectus, as amended or supplemented, immediately prior to the Initial Sale Time (as defined below), including any document incorporated by reference therein. The term “Prospectus” shall mean the final prospectus supplement relating to the Shares, together with the Base Prospectus, including any document incorporated by reference therein, that is first filed pursuant to Rule 424(b) after the effective time of the Registration Statement (the “Effective Time”). The term “Issuer Free Writing Prospectus” shall have the meaning ascribed to it in Rule 433 of the Regulations relating to the Shares, in the form filed or required to be filed with the SEC or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Regulations. The term “Disclosure Package” shall mean (i) the Statutory Prospectus, (ii) the Issuer Free Writing Prospectus, if any, identified in Schedule II hereto, and (iii) any other free writing prospectus defined in Rule 405 of the Regulations that is required to be filed by the Company with the SEC or retained by the Company under Rule 433 of the Regulations and that all parties hereto expressly agree to treat as part of the Disclosure Package (the “Other Free Writing Prospectus”). For purposes of this

Agreement, the “Initial Sale Time” shall mean 5:00 p.m. (Eastern Time) on the date of this Agreement. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, a Preliminary Prospectus, the Statutory Prospectus, the Prospectus, the Issuer Free Writing Prospectus, the Other Free Writing Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).
          (b) The Registration Statement has become effective under the Act, and the SEC has not issued any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Statutory Prospectus or the Prospectus, nor has the SEC instituted or, to the Company’s knowledge, threatened to institute proceedings with respect to such an order. No stop order suspending the sale of the Shares in any jurisdiction in which the Underwriter may offer the Shares has been issued, and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened. The Company has complied in all material respects with all requests of the SEC, or requests of which the Company has been advised of any state or foreign securities commission in a state or foreign jurisdiction in which the Underwriter may offer the Shares, for additional information to be included in the Registration Statement, the Disclosure Package, or the Prospectus.
          (c) (i) The Registration Statement complied at the Effective Time and, as amended or supplemented, complies on the date hereof and will comply on the Closing Date and any Option Closing Date, in all material respects, with the requirements of the Act and the Regulations, (ii) the Registration Statement, at the Effective Time, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Disclosure Package, at the time it was filed and as of the Initial Sale Time, complied in all material respects with the requirements of the Act and the Regulations, (iv) the Disclosure Package at the time it was filed and as of the Initial Sale Time, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) the Prospectus, at the time it is filed and, as amended or supplemented, as of the Closing Date and any Option Closing Date, will comply in all material respects with the requirements of the Act and the Regulations, (vi) the Prospectus, at the time it is filed and, as amended or supplemented, as of the Closing Date and any Option Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however that the representations and warranties set forth in this section do not apply to omissions from or statements in the Registration Statement, the Disclosure Package or the Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only information furnished by any Underwriter for use in the Registration Statement, the Disclosure Package and the Prospectus is the information as described in Section 14 of this Agreement, and (vii) the statistical and market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimate that are made on the basis of data derived from such sources.

          (d) As of the Initial Sale Time, the Disclosure Package complied in all material respects with the Act and the Regulations and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. The Disclosure Package, at the Initial Sale Time, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to omissions from or statements in the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter for use in the Disclosure Package is the information as described in Section 14 of this Agreement.
          (e) The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not used, authorized, approved or referred to and will not use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than the documents listed on Schedule II hereto. Each such Issuer Free Writing Prospectus complied when issued in all material respects with the Act and the Regulations and has been filed in accordance with the Act and the Regulations (to the extent required thereby). Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date of which the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that, in any material respect, conflicted, conflicts or will conflict with the information contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify the Representative and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentences do not apply to conflicts with, omissions from or statements in any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representative for use in any Issuer Free Writing Prospectus is the information as set forth in Section 14 of this Agreement.
          (f) The Company has not distributed and will not distribute, prior to the later of the last Option Closing Date (as defined below) and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Disclosure Package or the Prospectus.
          (g) The documents incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus pursuant to Item 12 of Form S-1 under the Act or hereafter filed with the SEC, at the time they were filed with the SEC, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and with the rules and regulations promulgated under or pursuant to the Exchange Act and when read together with the information in the Disclosure Package and the Prospectus, as the case may be, as of the Initial Sale Time, date of the Prospectus, the Closing Date, and any Option Closing Date, as applicable, did not, and will not, contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
          (h) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries (as defined below) is a party, or to which any of their respective properties or assets are subject, that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus that are not so described, except for such proceedings that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the general affairs, properties, assets, operations, condition (financial or otherwise), results of operations, shareholders’ equity, or business (collectively, the “Business Conditions”) of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”). There are no statutes or regulations that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required, except as would not reasonably be expected to have a Material Adverse Effect. References to “material” or “materiality” or “material adverse change” as applicable to the Company or any of its Subsidiaries shall mean material to the Business Conditions of the Company and the Subsidiaries taken as a whole.
          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and has all necessary power and authority, to own or lease and operate its properties and to conduct its current business as described in the Registration Statement, the Disclosure Package and the Prospectus, and to execute, deliver and perform this Agreement. Each of Bangor Gas Company, LLC, Energy West Resources, Inc., Energy West Development, Inc., Frontier Utilities of North Carolina, Inc., Frontier Natural Gas, LLC, Great Plains Natural Gas Company, Lightning Pipeline Company, Inc., Northeast Ohio Natural Gas Corp., Orwell Natural Gas Company, Penobscot Natural Gas Company, Inc., and Energy West, Incorporated, shall herein be referred to individually as a “Subsidiary” and collectively as the “Subsidiaries.” Each Subsidiary has been duly incorporated or formed and is a corporation or limited liability company validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with all necessary power and authority, corporate and otherwise, and all required licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its current business as described in the Registration Statement, the Disclosure Package and the Prospectus. The Company and its Subsidiaries are duly qualified to do business as foreign entities, and are in good standing, in all jurisdictions in which such qualification is required, except where the failure to so qualify or to be in good standing would not have a Material Adverse Effect.

          (j) All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into shares of capital stock or ownership interests in each of the Subsidiaries or securities convertible into or exchangeable for capital stock of, or other ownership interests in any of the Subsidiaries are outstanding except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus. Except for shares in the Subsidiaries, except as described in the Registration Statement, the Disclosure Package or the Prospectus, or except for its subsidiaries Brainard Gas Corp., Cut Bank Gas Company, Energy West Propane, Inc., Kidren Pipeline LLC and Energy West Properties LLC, neither the Company nor the Subsidiaries owns any stock or other interest whatsoever, whether equity or debt, in any corporation, limited liability company, partnership or other entity.
          (k) This Agreement has been duly authorized, executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors’ rights generally and subject to applicability of general principles of equity and except, as to this Agreement, as rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.
          (l) The execution, delivery and performance of this Agreement and the transactions contemplated herein, do not and will not, with or without the giving of notice or the lapse of time, or both, (i) conflict with any term or provision of the Company’s or the Subsidiaries’ respective Certificate or Articles of Incorporation, as the case may be, Code of Regulations or Bylaws, as the case may be, or similar governing documents; (ii) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties of the Company or the Subsidiaries or require any payment by the Company or any of the Subsidiaries or impose any liability on the Company or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of their respective properties are bound or affected other than this Agreement; (iii) assuming compliance with Blue Sky laws and the rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to the offer and sale of the Shares, violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their respective properties or businesses; or (iv) result in a breach, termination or lapse of the Company’s or the Subsidiaries’ corporate power and authority to own or lease and operate their respective properties and conduct their respective businesses, except, in the cases of clauses (ii), (iii) and (iv) above, as would not reasonably be expected to have a Material Adverse Effect.
          (m) At the date or dates indicated in the Registration Statement, the Disclosure Package or the Prospectus, the Company had or will have the capitalization set forth in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Capitalization” and will have, as of the issuance of the Firm Shares on the Closing Date, the as-

adjusted capitalization set forth therein as of the date indicated in the Registration Statement, the Disclosure Package and the Prospectus. At the Effective Time and on the Closing Date and any Option Closing Date, there will be no options or warrants or other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus or the grant of options, restricted stock or restricted stock units after the date of the Registration Statement, the Disclosure Package or the Prospectus under stock incentive plans or other stock plans of the Company and the sale of Common Stock pursuant to the Company’s employee stock purchase plan and its common stock purchase and dividend reinvestment plan. The information in the Registration Statement, Disclosure Package and the Prospectus insofar as it relates to all outstanding options and restricted stock units and other rights to acquire securities of the Company as of the dates referred to in the Registration Statement, the Disclosure Package and the Prospectus, is true and correct in all material respects.
          (n) The currently outstanding shares of the Company’s capital stock have been duly authorized and are validly issued, fully paid and non-assessable, and none of such outstanding shares of the Company’s capital stock has been issued in violation of any preemptive rights or similar rights of any security holder of the Company. The holders of the outstanding shares of the Company’s capital stock are not subject to personal liability solely by reason of being such holders. All previous offers and sales of the outstanding shares of the Company’s capital stock, whether described in the Registration Statement, Disclosure Package, the Prospectus or otherwise, were made in conformity with applicable federal, state and foreign securities laws. The authorized capital stock of the Company, including, without limitation, the outstanding Common Stock, the Shares being issued, and the outstanding options to purchase shares of Common Stock conform in all material respects with the descriptions thereof in the Registration Statement, the Disclosure Package and the Prospectus, and such descriptions conform in all material respects with the instruments defining the same. The description of the Company’s stock plans, equity compensation plans and other equity arrangements, and the rights granted thereunder, set forth in the Registration Statement, the Disclosure Package and the Prospectus accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements and rights.
          (o) There are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.
          (p) The Shares to be sold by the Company have been duly and validly authorized, and, when issued and delivered against payment therefor as contemplated by this Agreement, the Shares to be sold by the Company will be validly issued, fully paid and non-assessable and the holders thereof will not be subject to personal liability solely by reason of being such holders. The certificates representing the Shares to be sold by the Company are in proper legal form under, and conform in all material respects to the requirements of the Ohio

Revised Code. Neither the filing of the Registration Statement nor the offering or sale of Shares by the Company as contemplated by this Agreement gives any security holder of the Company, except for the Selling Shareholders, any rights for or relating to the registration of any Common Stock or any other capital stock of the Company or any other rights to convert or have redeemed or otherwise receive anything of value with respect to any other security of the Company.
          (q) No consent, approval, authorization, order, registration, license or permit of, or filing or registration with, any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid and legal execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, except (i) such as may be required for the registration of the Shares under the Act and the listing of the Shares on the NYSE Amex Equities, (ii) filings under the Exchange Act, or (iii) filings required for compliance with the applicable state securities or Blue Sky laws or the bylaws, rules and other pronouncements of FINRA.
          (r) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act. The issued and outstanding shares of Common Stock are listed on the NYSE Amex Equities. Neither the Company nor, to the Company’s knowledge, any other person has taken any action designed to cause, or likely to result in, the termination of the registration of the Common Stock under the Exchange Act. The Company has not received any notification that the SEC, the NYSE Amex Equities or FINRA is contemplating terminating such registration or inclusion. References to “knowledge” as applicable to the Company or any of its Subsidiaries shall mean the actual knowledge of the executive officers of the Company or its Subsidiaries who are named in the Prospectus.
          (s) The statements in the Registration Statement, the Disclosure Package and the Prospectus, insofar as they are descriptions of or references to contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act or the Regulations, and there are no contracts, agreements or other documents, instruments or transactions of any character required to be described or referred to in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described, referred to or filed, as required.
          (t) Each contract or other instrument (however characterized or described) to which the Company or any of the Subsidiaries is a party or by which any of their respective properties or businesses is bound or affected and which is material to the conduct of the business of the Company or the Subsidiaries, has been duly and validly executed by the Company or the Subsidiaries, as applicable and, to the knowledge of the Company, by the other parties thereto. Each such contract or other instrument is in full force and effect and is enforceable against the parties thereto in accordance with its terms, except (i) as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to applicability of general principles of equity or (ii) where such unenforceability or effectiveness would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is, and to the knowledge of the Company, no other party thereto is, in default under any such contract or other instrument, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any such contract or other instrument, except where such event or default would not have a Material Adverse Effect. All necessary consents under such contracts or other instruments to the disclosure in the Registration Statement, Disclosure Package and the Prospectus with respect thereto have been obtained.
          (u) The consolidated financial statements of the Company (including the notes thereto) filed as part of, or incorporated by reference in, the Prospectus and the Registration Statement, the Disclosure Package and the Prospectus present fairly, in all material respects, the financial position of the Company as of the respective dates thereof, and the results of operations and cash flows of the Company for the periods indicated therein, and have been prepared in conformity with generally accepted accounting principles of the United States. The supporting notes included in the Registration Statement, the Disclosure Package and the Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The information included in the Registration Statement, the Disclosure Package and the Prospectus under the captions “Prospectus Summary — Summary Consolidated Financial Data,” “Use of Proceeds,” and “Capitalization” presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with that of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. The unaudited pro forma adjustments to financial information in the Registration Statement, the Disclosure Package and the Prospectus have been properly applied in all material respects to the historical amounts in the compilation of that information to reflect the sale by the Company of the Shares offered thereby at an assumed offering or actual price set forth in the Registration Statement, the Disclosure Package or the Prospectus, as the case may be, and the anticipated application of the estimated net proceeds therefrom substantially in accordance with the description set forth under the caption “Use of Proceeds” in the Prospectus.
          (v) Since the respective dates as of which information is given, or incorporated by reference, in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise stated therein, there has not been (i) any Material Adverse Effect; (ii) any material adverse change, loss, reduction, termination or non-renewal of any material contract to which the Company or any of its Subsidiaries is a party; (iii) any transaction entered into by the Company or any of the Subsidiaries not in the ordinary course of its business that is material to the Company or any Subsidiary; (iv) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, except for and to the extent described in the Registration Statement, the Disclosure Package and the Prospectus; (v) any liabilities or obligations, direct or indirect, incurred by the Company or any of the Subsidiaries that are material to the Company or any of the Subsidiaries; (vi) any change in the capitalization of the Company or any of the Subsidiaries, except for issuances pursuant to the Company’s employee stock option or equity compensation plans or purchases by the Company’s dividend reinvestment plan; or (vii) any change in the indebtedness of the Company or any of the Subsidiaries that is material to the Company or any Subsidiary. Neither the Company nor any of the Subsidiaries has any contingent liabilities or obligations that are material and that are not expressly disclosed in the Registration Statement, the Disclosure Package and the Prospectus.
          (w) Neither the Company nor, to the Company’s knowledge, any of its officers, directors or affiliates has (i) taken, nor shall the Company or such persons take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of Common Stock, or (ii) since the filing of the Prospectus (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than payments to the Underwriters as provided in this Agreement.
          (x) The Company and the Subsidiaries have filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all material tax returns that are required to be filed or have duly obtained extensions of time for the filing thereof and have paid all material taxes shown on such returns or otherwise due and all material assessments received by them to the extent that the same have become due. Neither the Company nor any of the Subsidiaries has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax and none of them is a party to any pending action or proceeding by any foreign or domestic governmental agency for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against the Company or any of the Subsidiaries that would have a Material Adverse Effect.
          (y) Hein & Associates LLP, which has given its report on certain financial statements included as part of or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered public accounting firm.
          (z) Neither the Company nor any of the Subsidiaries is in violation of, or in default under, any of the terms or provisions of (i) its Certificate or Articles of Incorporation, as the case may be, or Code of Regulations or Bylaws, as the case may be, or similar governing instruments, (ii) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound or affected, (iii) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business, or (iv) any license, permit, certification, registration, approval, consent or franchise, except, with respect to clause (ii), (iii) or (iv) above, where any such default would not reasonably be expected to have a Material Adverse Effect.
          (aa) Except as expressly disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no claims, actions, suits, protests, proceedings, arbitrations, investigations or inquiries pending before, or, to the Company’s knowledge, threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal to which the Company or any of the Subsidiaries is or may be made a party that could reasonably be expected to affect the validity of any of the outstanding Common Stock, or that, if determined adversely to the Company or any of the Subsidiaries would result in a Material Adverse Effect, nor to the Company’s knowledge is there any reasonable basis for any such claim, action, suit, protest, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining the Company or any of the Subsidiaries from, or requiring the Company or any of the Subsidiaries to take or refrain from taking, any action, or to which the Company or any of the Subsidiaries or their properties, assets or businesses are bound or subject.
          (bb) Each of the Company and the Subsidiaries owns, or possesses adequate rights to use, or can acquire on reasonable terms, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including any unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from or for the Company’s or the Subsidiaries’ business), trade secrets, confidential information, processes and formulations and other proprietary information necessary for, used in, or proposed to be used in, the conduct of the business of the Company and the Subsidiaries as described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Intellectual Property”). Except with respect to that certain coexistence agreement previously provided to the Representative, to the Company’s knowledge, neither the Company nor any of the Subsidiaries has infringed, is infringing or has received any notice of conflict with, the asserted rights of others with respect to the Intellectual Property that if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect, and the Company knows of no reasonable basis therefor. To the knowledge of the Company, no other parties have infringed upon or are in conflict with any Intellectual Property owned by the Company or its Subsidiaries. Neither the Company nor any of the Subsidiaries is a party to, or bound by, any agreement pursuant to which royalties, honorariums or fees are payable by the Company or any of the Subsidiaries to any person by reason of the ownership or use of any Intellectual Property, except for software and computer applications used in the ordinary course of business.
          (cc) Each of the Company and the Subsidiaries has good and marketable title to all property described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by it, free and clear of all liens, security interests, charges or encumbrances and the like, except such as are expressly described or referred to in the Registration Statement, the Disclosure Package and the Prospectus or such that do not have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, all real and personal property owned and leased by the Company and the Subsidiaries, as described or referred to in the Registration Statement, the Disclosure Package and the Prospectus is held by the Company or the Subsidiaries, as applicable, under valid and enforceable leases.
     Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the executive offices and facilities of the Company and the Subsidiaries (the “Premises”), and all operations presently or formerly conducted thereon by the Company or the Subsidiaries or any predecessors thereof, are now and, since the Company or the Subsidiaries began to use such Premises, always have been and, to the knowledge of the Company prior to when the Company or the Subsidiaries began to use such Premises, always had been, in compliance with all federal, state and local statutes, ordinances, regulations, rules, standards and requirements of common law concerning or relating to industrial hygiene and the protection of health and the environment (collectively, the “Environmental Laws”), except to the extent that any failure in such compliance would not have a Material Adverse Effect. To the Company’s knowledge, there are no conditions on, about, beneath or arising from the Premises or in close proximity to the Premises or at any other location that (i) might give rise to liability, the imposition of a statutory lien upon the Company or any of the Subsidiaries, (ii) require a “Response,” “Removal” or “Remedial Action,” as defined herein, under any of the Environmental Laws by the Company or any of the Subsidiaries, or (iii) affect the quality of the groundwater withdrawn by the Company, and that would have a Material Adverse Effect, except as described in the Registration Statement, the Disclosure Package and the Prospectus. Except as expressly described in the Registration Statement, the Disclosure Package and the Prospectus, and except as will not have a Material Adverse Effect, (i) neither the Company nor any of the Subsidiaries has received notice or has knowledge of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against the Company or any of the Subsidiaries or any portion of the Premises or any parcel in close proximity to the Premises relating to any of the Environmental Laws and (ii) neither the Company nor any of the Subsidiaries has received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with “hazardous substances” (as defined by applicable Environmental Laws) on, about, beneath, arising from or generated at the Premises, near the Premises or at any other location. As used in this subsection, the terms “Response,” “Removal,” and “Remedial Action” shall have the respective meanings assigned to such terms under Sections 101(23)-101(25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. 9601(23)-9601(25).
          (dd) Each of the Company and the Subsidiaries believes they are insured with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses, including, but not limited to, insurance against accidents, third-party injury or general liability and insurance covering certain real and personal property owned or leased by the Company and each of the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. All policies of insurance insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries has been refused any insurance coverage sought or applied for. The Company has no reason to believe that it or any of the Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at no cost that would not result in a Material Adverse Effect.
          (ee) Each of the Company and the Subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.
          (ff) Each of the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with the generally accepted accounting principles of the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (gg) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus or in any document incorporated by reference therein, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
          (hh) The Company is in compliance in all material respects with all currently effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable, or will be applicable as of the Closing Date (as defined below) and any Option Closing Date (as defined below), to the Company.
          (ii) The Company, the Subsidiaries and any Related Employer (which for purposes of this subsection means any entity that, with respect to the Company or any of the Subsidiaries, is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of 1986, as amended (the “Code”), is, individually or collectively, a trade or business under common control within the meaning of Section 414(c) of the Code, or is a member of the same affiliated service group within the meaning of Section 414(m) of the Code) have established, maintain, contribute to, are required to contribute to, are a party to, or are bound by certain pension, retirement, profit-sharing plans, deferred compensation, bonus, or other incentive plans, or medical, vision, dental, or other health plans, or life insurance or disability plans, or any other employee benefit plans, programs, arrangements, agreements, or understandings (“Plans”), some of which are subject to the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations thereunder (“ERISA”). Any disclosure regarding the Plans required under the Act or the Exchange Act has been made in the Registration Statement, the Disclosure Package and the Prospectus and the documents incorporated therein. All Plans that are subject to ERISA are in compliance with ERISA, in all material respects, and, to the extent a Plan is treated by the Company (or, if applicable, by any Subsidiary or Related Employer) as satisfying the qualification requirements of Section 401(a) of the Code, such Plan is in compliance with the Code in all material respects and is the subject of a current favorable determination letter from the Internal Revenue Service as to its tax qualification, or such Plan has been submitted to the Internal Revenue Service for an updated determination letter and the Company expects that the Internal Revenue Service will issue a favorable determination letter with respect to the Plan. Except as disclosed in the Notes to the Consolidated Financial Statements included in the Prospectus, no Plan is an employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA, a defined benefit plan subject to Title IV of ERISA, or a multiemployer plan. Except as disclosed in the Notes to the Consolidated Financial Statements included in the Prospectus, none of the Company, the Subsidiaries or any Related Employer maintains or has maintained retiree life or retiree health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee’s termination of employment, except as required by Section 4980B of the Code or comparable state law, and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. No fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in Section 406 of ERISA and Section 4975 of the Code. As used in this subsection, the terms “defined benefit plan,” “employee benefit plan,” “employee pension benefit plan,” “employee welfare benefit plan,” “fiduciary,” “multiemployer plan” and “party in interest” shall have the respective meanings assigned to such terms in Section 3 of ERISA.
          (jj) No labor dispute exists with the Company’s or the Subsidiaries’ employees, and to the Company’s knowledge, no such labor dispute is threatened. The Company currently has no knowledge of any existing or threatened labor disturbance by the employees of any of the principal suppliers, contractors or customers of the Company or any of the Subsidiaries that would have a Material Adverse Effect.
          (kk) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and/or any person that would give rise to a valid claim against the Company and/or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated herein, or in any contracts, agreements, understandings, payments, arrangements or issuances with respect to the Company or any of its officers, directors, shareholders, employees or affiliates that may affect the Underwriter’s compensation as determined by FINRA.
          (ll) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds therefor described in the Registration Statement, the Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended. None of the Subsidiaries is an “investment company” as defined in the Investment Company Act of 1940, as amended.
          (mm) (i) The Company and the Subsidiaries have received all permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, “Permits”) of governmental or regulatory authorities as may be required to own their properties and conduct their businesses in the manner described in the Registration Statement, the Disclosure Package and the Prospectus subject to such qualifications as may be set forth in the Registration Statement, the Disclosure Package and the Prospectus, except for failure to so possess would not have a Material Adverse Effect; (ii) the Company and the Subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Registration Statement, the Disclosure Package and the Prospectus and except where such non performance or noncompliance would not have a Material Adverse Effect; and (iii) except as described in the Registration Statement, the Disclosure Package and the Prospectus, such Permits contain no restrictions that materially affect the ability of the Company or the Subsidiaries to conduct their businesses.
          (nn) No statement, representation, warranty or covenant made by the Company or any of the Subsidiaries in this Agreement or in any certificate or document required by this Agreement to be delivered to the Underwriters is, or as of the Closing Date or any Option Closing Date will be, inaccurate, untrue or incorrect in any material respect. No transaction has occurred or is proposed between or among the Company or any of the Subsidiaries and any of their respective officers, directors or shareholders or any affiliate of the foregoing that is required to be described in and is not described in the Registration Statement, the Disclosure Package and the Prospectus.
          (oo) None of the Company, the Subsidiaries, or, to the Company’s knowledge, any officer, director, employee, partner, agent or other person acting on behalf of the Company or the Subsidiaries has, directly or indirectly, given or agreed to give any money, property or similar benefit or consideration to any customer or supplier (including any employee or agent of any customer or supplier) or official or employee of any agency or instrumentality of any government (foreign or domestic) or political party or candidate for office (foreign or domestic) or any other person who was, is or in the future may be in a position to affect the Business Conditions of the Company or any of the Subsidiaries or any actual or proposed business transaction of the Company or any of the Subsidiaries that (i) could subject the Company or any of the Subsidiaries to any liability (including, but not limited to, the payment of monetary damages) or penalty in any civil, criminal or governmental action or proceeding that would have a Material Adverse Effect or (ii) with respect to the Company, the Subsidiaries or any officer or director thereof, violates any law, rule or regulation to which the Company or any of the Subsidiaries is subject.
          (pp) The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the Exchange Act, and the rules and regulations of the SEC adopted thereunder as of the Closing Date. The Company’s audit committee has adopted a charter that satisfies the Exchange Act and the rules and regulations of the SEC adopted thereunder that are applicable as of the Closing Date.
          (qq) At the time of filing the Registration Statement and as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes hereof), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Act), without taking into account any determination by the SEC pursuant to Rule 405 of the Act that it is not necessary that the Company be considered an Ineligible Issuer.
          (rr) Any certificate signed by any officer of the Company or any of the Subsidiaries in such capacity and delivered to the Representative or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company or the Subsidiaries as the case may be, to the Underwriters as to the matters covered thereby.

     2. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders severally and not jointly represents and warrants to, and agrees with, the Underwriters and Company that:
          (a) Such Selling Shareholder has no reason to believe that the representations and warranties of the Company in Section 1 of this Agreement are not true and correct.
          (b) The sale of such Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of any trust agreement or declaration of trust of such Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.
          (c) Such Selling Shareholder has valid marketable title to the Shares proposed to be sold by such Selling Shareholder hereunder on such date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, claims and community property rights; and upon delivery of and payment for such Shares hereunder, the Underwriters will acquire valid title thereto, free and clear of all voting trust arrangements, liens, encumbrances, equities, claims and community property rights.
          (d) Such Selling Shareholder is not prompted to sell shares of Common Stock by any information concerning the Company that is not set forth in the Registration Statement, the Disclosure Package and the Prospectus.
          (e) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might be reasonably expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
          (f) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been delivered to the Company’s transfer agent, Computershare (the “Transfer Agent”); subject to the terms and conditions of this Agreement, the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether, in the case of an individual Selling Shareholder, by the death or incapacity of such Selling Shareholder or, in the case of a trust or estate, by death of the trustee(s) or executor(s) or the termination of such trust, or by the occurrence of any other event. If any individual Selling Shareholder, trustee, or executor should die or become incapacitated, or any such trust or estate should be terminated, or if any other event should occur before the delivery of the Shares by such Selling Shareholder hereunder, certificates representing the Shares to be sold by such Selling

Shareholder shall be delivered to the Transfer Agent by or on behalf of such Selling Shareholder, subject to and in accordance with, the terms and conditions of the Agreement.
          (g) Each Preliminary Prospectus, only with respect to the Section entitled Principal and Selling Shareholders insofar as it has related to such Selling Shareholder, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; and the Registration Statement at the Effective Time, and at all times subsequent thereto, up to the Closing Date (defined below), as the case may be, (i) the Section entitled Principal and Selling Shareholders of the Registration Statement and the Prospectus and any amendments or supplements thereto as relate to the Selling Shareholder, contained or will contain all statements that are required to be stated therein in accordance with the Act and in all material respects conformed or will in all material respects conform to the requirements of the Act, and (ii) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as to the Section entitled Principal and Selling Shareholders which relates to the Selling Shareholder, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that neither clause (i) nor (ii) shall have any effect if information has been given by the Selling Shareholder to the Company and the Underwriter in writing which would eliminate or remedy any such untrue statement or omission.
          (h) Neither the Selling Shareholder nor any person acting on behalf of such Selling Shareholder (other than, if applicable, the Company and the Underwriters) has used or referred to or will use or refer to any “free writing prospectus” as defined in Rule 405 under the Act, relating to the Shares.
     3. Purchase and Sale of Firm Shares. On the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions set forth herein, the Company and the Selling Shareholders shall sell the Firm Shares to the Underwriters at the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus, and the Underwriters shall purchase from the Company and the Selling Shareholders on a firm commitment basis, at the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus the Firm Shares. The Underwriters shall offer the Shares to the public as set forth in the Prospectus.
     4. Payment and Delivery. The Firm Shares shall be issued in the form of one or more fully registered global securities (the “Global Securities”) in book-entry form in such denominations and registered in the name of the nominee of The Depository Trust Company (“DTC”) and shall be delivered by the Company and the Selling Shareholders through the facilities of DTC for the account of each Underwriter against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as the Company and Selling Shareholders shall designate in writing (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by the Company and Selling Shareholders). The closing of the sale and purchase of the Firm Shares shall be held at the offices of Squire, Sanders & Dempsey L.L.P., 4900 Key Tower, 127

Public Square, Cleveland, Ohio for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 a.m., Cleveland, Ohio time, on the third business day after the date of this Agreement or at such other time on the same or such other date as shall be agreed upon by the Company, the Selling Shareholders and the Underwriters. Such time and date are referred to herein as the “Closing Date.” The Company and the Selling Shareholders shall make the Global Securities representing the Firm Shares available for examination by the Representative and counsel for the Underwriters at the Philadelphia correspondent office of the Transfer Agent not less than one full business day prior to the Closing Date.
     5. Option to Purchase Optional Shares.
          (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the Underwriters are hereby granted an option by the Company to purchase all or any part of the Optional Shares (the “Over-allotment Option”). The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus. The Over-allotment Option granted hereby may be exercised by the Representative on behalf of the Underwriters as to all or any part of the Optional Shares at any time and from time to time within 30 days after the date of the Prospectus. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.
          (b) The Over-allotment Option granted hereby may be exercised by the Representative on behalf of the Underwriters by giving notice to the Company by a letter sent by registered or certified mail, postage prepaid, telex, telegraph, telegram or facsimile (such notice to be effective when received), addressed as provided in Section 15 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of and payment for the Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given at least two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be not earlier than the Closing Date. If such notice is given after such two full business day period, the date set forth therein for such delivery and payment shall be a date selected by the Representative not later than five full business days after the exercise of the Over-allotment Option. The date and time set forth in such a notice is referred to herein as an “Option Closing Date,” and a closing held pursuant to such a notice is referred to herein as an “Option Closing.” Upon each exercise of the Over-allotment Option, and on the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Underwriters shall become severally, but not jointly obligated to purchase from the Company the number of Optional Shares specified in each notice of exercise of the Over-allotment Option.
          (c) The Optional Shares shall be issued in the form of one or more fully registered Global Securities in book-entry form in such denominations and registered in the name of the nominee of DTC or in such names as the Representative may request upon at least 48 hours’ prior notice to the Company, and shall be delivered by the Company through the facilities of DTC for the respective accounts of the Underwriters, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as the Company shall designate in writing (with all costs and expenses incurred by the Underwriter in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by the Company). The closing of the sale and purchase of the Optional Shares shall be held at the offices of Squire, Sanders & Dempsey L.L.P., 4900 Key Tower, 127 Public Square, Cleveland, Ohio for the account of the Underwriter. Such payment and delivery will be made at 10:00 a.m., Cleveland, Ohio time, on the Option Closing Date. The Company shall make the Global Securities representing the Optional Shares available for examination by the Representative and counsel for the Underwriters at the Philadelphia correspondent office of the Transfer Agent not less than one full business day prior to the Option Closing Date.
     6. Certain Covenants and Agreements of the Company. The Company covenants and agrees with the Underwriter as follows:
          (a) The Company will comply with the requirements of Rule 430B.
          (b) The Company will not file with the SEC the Prospectus, any amendment or supplement to the Prospectus or any amendment to the Registration Statement or the Disclosure Package, and will not use, authorize, refer to or file any Issuer Free Writing Prospectus, unless the Representative has received a reasonable period of time to review any such proposed amendment, supplement or Issuer Free Writing Prospectus and consented to the filing thereof, such consent not to be unreasonably withheld or delayed, and will use its reasonable best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon reasonable request of the Representative or counsel for the Underwriters, the Company will promptly prepare and file with the SEC, in accordance with the Regulations, any amendments to the Registration Statement or amendments or supplements to the Prospectus or the Disclosure Package that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters and will use their reasonable best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus or the Disclosure Package with the SEC in the manner and within the time period required by Rule 424(b) or Rule 433 under the Act. The Company will advise the Representative, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereof has been filed or declared effective or the Prospectus or the Disclosure Package, or any amendment or supplement thereto has been filed and will provide evidence to the Representative of each filing or effectiveness.
          (c) The Company will advise the Representative promptly (i) when any post-effective amendment to the Registration Statement is filed with the SEC under Rule 462(c) under the Act or otherwise, (ii) when any Rule 462(b) Registration Statement is filed, (iii) of the receipt of any comments from the SEC concerning the Registration Statement, (iv) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or the Disclosure Package or any amended Prospectus or Disclosure Package has been filed, (v) of any request of the SEC for amendment or supplementation of the Registration Statement, the Disclosure Package or the Prospectus or for additional information, (vi) during the period when the a prospectus is required to be delivered under the Act and Regulations (the “Prospectus Delivery Period”), of the happening of any event as a result of which the Registration Statement or the Prospectus would include an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, (vii) during the Prospectus Delivery Period, of the need to amend the Registration Statement or supplement the Prospectus to comply with the Act, (viii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, and (ix) of the suspension of the approval of the Shares for listing on the NYSE Amex Equities or the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriter intends to make such offers or sales, or the initiation or threatening of any proceedings for any of such purposes known to the Company. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use, and if any such order is issued, to obtain as soon as possible the lifting thereof.
          (d) The Company has delivered to the Representative, without charge, as many copies of each Preliminary Prospectus as the Representative has reasonably requested. The Company will deliver to the Representative, without charge, such number of copies of the Registration Statement, the Disclosure Package and the Prospectus and any supplements or amendments thereto, as the Representative may reasonably request from time to time during the Prospectus Delivery Period. The Company hereby consents to the use of such copies of the Disclosure Package and the Prospectus for purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the states or foreign jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and during the Prospectus Delivery Period. If requested by the Representative in writing, the Company will furnish to the Representative at least one original signed copy of the Registration Statement as originally filed and all amendments and supplements thereto, whether filed before or after the Effective Date, at least one copy of all exhibits filed therewith and of all consents and certificates of experts, and will deliver to the Representative such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representative may reasonably request.
          (e) The Company will comply with the Act, the Regulations, the Exchange Act and the Exchange Act rules and regulations thereunder so as to permit the continuation of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby.
          (f) The Company will furnish such information and pay such filing fees and other expenses as may be required, including the Company’s counsel’s reasonable legal fees, and otherwise cooperate in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representative determines to offer the Shares, after consultation with the Company, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, the Company would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdiction for such offering and sale. The Company will furnish such information and pay such filing fees and other expenses as may be required, and otherwise cooperate in the listing of the Shares on the NYSE Amex Equities.
          (g) Subject to Section 6(b) hereof, in case of any event occurring at any time within the Prospectus Delivery Period, as a result of which the Disclosure Package or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading, or, if it is necessary at any time to amend the Disclosure Package or the Prospectus to comply with the Act or the Regulations or any applicable securities or Blue Sky laws, the Company promptly will prepare and file with the SEC, and any applicable state and foreign securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the Underwriters such number of copies of such amendments, supplements or documents (in form and substance satisfactory to the Representative and counsel for the Underwriters) as the Underwriter may reasonably request. For purposes of this Section 6(g), the Company will provide such information to the Representative, the Underwriters’ counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus or file any document, and shall furnish to the Representative and the Underwriters’ counsel such further information as each may from time to time reasonably request.
          (h) The Company agrees that, unless it obtains the prior written consent of the Representative, which consent will not be unreasonably withheld or delayed, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Act) required to be filed by the Company with the SEC or retained by the Company under Rule 433 of the Act; provided that the prior written consent of the Representative shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II hereto. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.
          (i) The Company will make generally available to its security holders and the Representative, as soon as practicable but not later than 45 days after the end of the period covered thereby, an earnings statement that satisfies the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder and cover a period of at least 12 months beginning with the Company’s first fiscal quarter occurring after the “effective date” (as defined in Rule 158) of the Registration Statement); provided, however, that the Company shall have satisfied its obligations under this Section 6(i) if it timely files its Annual Report on Form 10-K for the fiscal year next ending after such effective date.
          (j) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the offering of the Shares without the prior written consent of the Representative unless in the judgment of the Company, after consultation with its counsel and after notification to the Representative, such press release or communication is required by law.
          (k) For a period of three years from the date hereof, the Company will deliver to the Representative: (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-K and 10-Q (or such similar forms as may be designated by the SEC), proxy statements, registration statements and any exhibits thereto, filed or furnished to the SEC or any securities exchange or FINRA, on the date each such report or document is so filed or furnished; (ii) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed to its security holders; and (iii) every material press release in respect of the Company or its affairs that is released or prepared by the Company; provided, however, that no reports or documents need to be furnished to the extent they have been filed with the SEC and are publicly available on EDGAR.
          (l) During the course of the distribution of the Shares, the Company and the Subsidiaries will not and the Company shall cause its officers and directors not to, (i) take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.
          (m) The Company has delivered agreements executed by the persons listed on Schedule III hereto (the “Lock up Agreements”) in the form set forth as Exhibit A hereto to the Representative prior to the date of this Agreement. The Company will issue appropriate stop transfer instructions to the Transfer Agent for the Common Stock subject to the Lock up Agreements and a copy of such instructions will be delivered to the Representative.
          (n) During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus, the Company will not, without the prior written consent of the Representative, directly or indirectly, sell, offer, contract or grant any options to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(b) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition of, or announce the offering of, or file any registration statement under the Act in respect of, any Common Stock, options or warrants to acquire Common Stock or securities exchangeable or exercisable for or convertible into Common Stock (other than as contemplated by this Agreement with respect to the Shares), provided, however, that the Company may issue Common Stock pursuant to this Agreement and under any stock option, equity compensation or other stock plan or arrangement, common share purchase and dividend reinvestment plan described in or filed as an exhibit to the Registration Statement, the Disclosure Package or the Prospectus, may file registration statements on Form S-8 or amend its registration on Form S-3, and may enter into an agreement to issue Common Stock if the consummation of the transaction contemplated by such agreement is subject to the approval of a state public utility regulatory commission, and provided that no Common Stock is issued pursuant to such agreement during the 90-day restricted period referred to above. Notwithstanding anything contained in this Section 6(n) to the contrary, if (A) during the last 17 days of the 90-day period referenced above, the Company issues an earnings release or material news or material event relating to the Company occurs; or (B) prior to the expiration of the 90-day period referenced above, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 90-day period, the restrictions imposed by this Section 6(n) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the materials news or material event.
          (o) For a period of three years from the Effective Date (or for such shorter period that any shares of Common Stock remain outstanding), the Company will use all reasonable efforts to maintain the listing of the Common Stock (including, without limitation, the Shares) on the NYSE Amex Equities or on a national securities exchange, except for any failure to maintain such listing resulting from a sale of all or substantially all of the property and assets of the Company or a merger, consolidation or other business combination transaction pursuant to which the Company is not the continuing or surviving entity of such merger, consolidation or transaction.
          (p) The Company shall, at its sole cost and expense, supply and deliver to the Representative and the Underwriters’ counsel, within a reasonable period from the Closing Date, up to four sets of transaction binders in such form and content as the Underwriter reasonably requests.
          (q) The Company will use the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth under the caption “Use of Proceeds” in the Prospectus.
     7. Certain Covenants and Agreements of the Selling Shareholders. Each Selling Shareholder covenants and agrees with the Underwriters as follows:
          (a) Not to (and to cause its affiliates, partners or agents not to) take, directly or indirectly, any action which is designed to stabilize or manipulate or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares.
          (b) During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of the Representative, directly or indirectly, sell, offer, contract or grant any options to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(b) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition of, or announce the offering of, or file any registration statement under the Act in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into Common Stock (other than as contemplated by this Agreement with respect to the Shares). The foregoing sentence shall not apply to (i) the issuance of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement; (ii) the pledge by such Selling Shareholder of Common Stock to a financial institution in connection with a bona fide financing transaction; or (iii) transfers of Common Stock to immediate family members or trusts for the benefit of such family members, provided such transferee enters into a similar lock-up agreement. Furthermore, such Selling Shareholder has agreed and consented to the entry of stop transfer instructions with the Transfer Agent against the transfer of the securities held by such Selling Shareholder except in compliance with the foregoing restrictions. Notwithstanding anything contained in this Section 7(b) to the contrary, if (A) during the last 17 days of the 90-day period referenced above, the Company issues an earnings release or material news or material event relating to the Company occurs; or (B) prior to the expiration of the 90-day period referenced above, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 90-day period, the restrictions imposed by this Section 7(b) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the materials news or material event.
          (c) Such Selling Shareholder will pay or will cause to be paid all transfer taxes, stamp duties and other similar taxes with respect to the Shares, if any, to be sold by such Selling Shareholder.
     8. Payment of Fees and Expenses.
          (a) Subject to the closing of the sale and purchase of the Firm Shares, the Representative shall be entitled to reimbursement from the Company of a non-accountable expense allowance equal to $100,000 (the “Non-Accountable Expense Allowance”). The Representative shall be entitled to withhold this allowance on the Closing Date related to the purchase of the Firm Shares. In addition to the payment of the Non-Accountable Expense Allowance, whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, the Company will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees and expenses of the accountants and counsel for the Company incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), the Disclosure Package, any Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; (ii) printing and mailing expenses associated with the Registration Statement and any post-effective amendments thereto, the Disclosure Package, any Preliminary Prospectus, the Prospectus, this Agreement and any related documents and any Blue Sky memorandum (any supplement thereto); (iii) the costs and expenses (other than fees and expenses of the Underwriters’ counsel) incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters; (iv) the fees, expenses and all other costs of qualifying the Shares for sale under the securities or Blue Sky laws of those states in which the Shares are to be offered or sold; (v) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from FINRA, (other than the fees and expenses of the Underwriters’ counsel); (vi) the filing fees of the SEC; (vii) the cost of furnishing to the Representative copies of the

Registration Statement, any Issuer Free Writing Prospectuses, any Preliminary Prospectuses and Prospectuses as herein provided; (viii) if applicable, the Company’s travel expenses in connection with meetings with the brokerage community and institutional investors; (ix) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by the Company; (x) any fees or costs payable to the NYSE Amex Equities as a result of the offering; (xi) the cost of preparing, issuing and delivery to the Underwriter through the facilities of DTC of any certificates evidencing the Shares; (xii) the costs and charges of the Transfer Agent; (xiii) the reasonable costs of advertising the offering; (xiv) all taxes, if any, on the issuance, delivery and transfer of the Shares sold by the Company; and (xv) all other costs and expenses reasonably incident to the performance of the Company’s obligations hereunder that are not otherwise specifically provided for in this Section 8(a); provided, however, the Underwriters shall be responsible for their out-of-pocket expenses, including the fees and expenses of the Underwriters’ counsel and expenses associated with meetings with the brokerage community and institutional investors, other than the Company’s travel expenses, postage, facsimile and telephone charges.
          (b) Each Selling Shareholder will pay or cause to be paid, and bear or caused to be borne, all costs and expenses incident to the performance of the obligations of such Selling Shareholder under this Agreement, including: (i) any fees and expenses of counsel for such Selling Shareholder; and (ii) all expenses, stamp duties, transfer taxes and other taxes and duties incident to the sale and delivery of the Shares to be sold by such Selling Shareholder. It is understood that the Company shall bear, and such Selling Shareholder shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement.
          (c) If (i) the Underwriters are willing to proceed with the offering, and the transactions contemplated by this Agreement are not consummated because the Company and/or either Selling Shareholder elect not to proceed with the offering for any reason or (ii) the Representative terminates this Agreement pursuant to Section 12 hereof, then the Company will reimburse the Underwriters for their accountable out-of-pocket expenses relating to the offering (including but not limited to reasonable fees and disbursements to their counsel); provided, however, that such reimbursement shall not exceed $100,000. The Representative shall present a reasonable accounting of all expenses for which reimbursement is claimed hereunder.
     9. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase and pay for the Firm Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 5 on an Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date to the continuing accuracy and fulfillment of the representations and warranties of the Company and each Selling Shareholder, to the performance by the Company and each Selling Shareholder of their covenants and obligations hereunder, and to the following additional conditions:
          (a) The Preliminary Prospectus and the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations. The Company shall have filed any material required to be filed by the Company with the SEC in the manner and within the time period required by

Rule 433 of the Regulations, including any Issuer Free Writing Prospectus and any Other Free Writing Prospectus.
          (b) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the SEC in compliance with Rule 462(b) by 10:00 P.M., Washington D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the SEC the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.
          (c) On or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Registration Statement (including any document incorporated by reference therein), the 462(b) Registration or any post-effective amendment to the Registration Statement or the sale of any of the Shares shall have been issued under the Act or any state or foreign securities law, and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representative’s knowledge or the knowledge of the Company, shall be contemplated by the SEC or by any authority in any state in which the Representative offers the Shares. Any request on the part of the SEC or any state or foreign securities authority for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.
          (d) All corporate proceedings and other matters incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statement, the Disclosure Package and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Underwriters. The Company and each Selling Shareholder shall have furnished to such counsel all documents and information that they may have reasonably requested to enable them to pass upon such matters. The Representative shall have received from the Underwriters’ counsel, Squire, Sanders & Dempsey L.L.P., an opinion, dated as of the Closing Date and any Option Closing Date, as the case may be, and addressed to the Representative individually and as representative of the Underwriters, which opinion shall be satisfactory in all respects to the Representative.
          (e) The Representative shall have received a copy of an executed Lock-up Agreement from each of the persons listed on Schedule III hereto, and the Company shall have issued appropriate stop transfer instructions to the transfer agent and shall have delivered a copy of such instructions to the Representative.
          (f) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representative the opinion of Kohrman Jackson & Krantz PLL, counsel for the Company and Selling Shareholders, dated as of such date and addressed to the Representative individually and as representative of the Underwriters to the effect set forth in Exhibit B hereto or to such effect as is otherwise reasonably satisfactory to the Representative.
          (g) At the Closing Date and any Option Closing Date: (i) the Registration Statement and any post-effective amendment thereto and the Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and Regulations shall conform to the requirements of the Act and the Regulations in all material respects, and none of the Registration Statement nor any post-effective amendment thereto, the Disclosure Package or the Prospectus and any amendments or supplements thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; (ii) since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto, except as otherwise stated therein, there shall have been no material adverse change in the Business Conditions of the Company or the Subsidiaries from that set forth therein, whether or not arising in the ordinary course of business; (iii) since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus or any amendment or supplement thereto, there shall have been no event or transaction, contract or agreement entered into by the Company or any of the Subsidiaries other than in the ordinary course of business and as set forth in the Registration Statement, the Disclosure Package or the Prospectus, that has not been, but would be required to be, set forth in the Registration Statement, the Disclosure Package or the Prospectus; (iv) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Disclosure Package and the Prospectus and any amendments or supplements thereto, there shall have been no material adverse change, loss, reduction, termination or non-renewal of any contract to which the Company or any of the Subsidiaries is a party, that has not been, but would be required to be set forth in the Registration Statement the Disclosure Package or the Prospectus and which would have a Material Adverse Effect; and (v) no action, suit or proceeding at law or in equity shall be pending or threatened against the Company or any of the Subsidiaries that would be required to be set forth in the Disclosure Package or the Prospectus, other than as set forth therein, and except as set forth in the Prospectus, no proceedings (other than proceedings pending before a public utilities commission on the date hereof) shall be pending or threatened against or directly affecting the Company or any of the Subsidiaries before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.
          (h) The Representative shall have received at the Closing Date and any Option Closing Date certificates of the Chief Executive Officer and the Chief Financial Officer of the Company dated, as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representative individually and as representative of the Underwriters to the effect that (i) the representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and that the Company has complied with all the agreements, fulfilled all the covenants and satisfied all the conditions on its part to be performed, fulfilled or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, and (ii) the signers of the certificate have carefully examined the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto, and the conditions set forth in Section 9 hereof have been satisfied.
          (i) At the time this Agreement is executed and at the Closing Date and any Option Closing Date, as the case may be, Hein & Associates LLP shall have furnished to the Representative on behalf of the Underwriters, at the request of the Company, letters, dated the respective dates of delivery thereof, and addressed to the Representative on behalf of the

Underwriters, in form and substance reasonably satisfactory to the Representative in all respects (including, without limitation, the non-material nature of the changes or decreases, if any, referred to in clause (iii) below):
               (i) confirming they are independent certified public accountants within the meaning of the Act and the Regulations, and stating that the section of the Registration Statement under the caption “Experts” is correct insofar as it relates to them;
               (ii) stating that, in their opinion, the consolidated financial statements, schedules and notes of the Company audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations;
               (iii) stating that, on the basis of specified procedures, which included a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the minutes of the meetings of the shareholders and the Boards of Directors of the Company and the Subsidiaries and the Audit, Corporate Governance and Nominating, and Compensation Committees of such Boards and inquiries to certain officers and other employees of the Company and the Subsidiaries responsible for operational, financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that, except as specified in their letter, would cause them to believe (x) that at a specified date not more than five business days prior to the date of such letter, there was any change in the capital stock or increase in long-term debt of the Company (other than increases that the Registration Statement disclosed have occurred or may occur), in each case, as compared with the amounts shown in the Company’s December 31, 2009 audited balance sheets or any later dated Company balance sheet included in the Registration Statement or (y) that for the periods from and including January 1, 2010 to the date of the latest available unaudited financial statements of the Company, if any, there were any decreases, as compared to the corresponding periods in the prior year, in operating income or total or per share amounts of net income, except in all instances for changes, decreases or increases that the Registration Statement discloses have occurred or may occur.
               (iv) stating that they have compared specific dollar amounts (or percentages derived from such dollar amounts), numbers of shares and other numerical data and financial information set forth in the Registration Statement that have been reasonably specified by the Representative prior to the date of this Agreement (in each case to the extent that such dollar amounts, percentages and other information is derived from the general accounting records subject to the internal controls of the Company’s or the Subsidiaries’ accounting systems, or has been derived directly from such accounting records by analysis or comparison or has been derived from other records and analyses maintained or prepared by the Company or the Subsidiaries) with the results obtained from the application of readings, inquiries and other appropriate procedures set forth in the letter, and found them to be in agreement. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

               (v) provided, that the letter delivered on the Closing Date or the Option Closing Date, as the case may be, shall use a “cut-off” date no more than five business days prior to such Closing Date or such Option Closing Date, as the case may be.
          (j) All corporate and other proceedings and other matters incident to the authorization, form and validity of this Agreement and the form of the Registration Statement and Prospectus and all other legal matters related to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel to the Underwriters. The Company shall have furnished to such counsel all documents and information that they shall have reasonably requested to enable them to pass upon such matters.
          (k) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
          (l) The Shares shall have been included for listing on the NYSE Amex Equities.
          (m) At the Closing Date and any Option Closing Date, the Representative shall have been furnished such additional documents, information and certificates as they shall have reasonably requested.
          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representative and the Underwriters’ counsel. The Company and each Selling Shareholder, respectively, shall furnish the Representative with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request. If any condition to the Underwriters’ obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representative on behalf of the Underwriters may terminate this Agreement with respect to the Closing Date or such Option Closing Date, as applicable, or, if it so elects, waive any such conditions which have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of the Underwriters to the Company and Selling Shareholders.
     10. Indemnification and Contribution.
          (a) The Company shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act and the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any breach of the representations and warranties of the Company made in this Agreement or any untrue statements or alleged untrue statements of material fact contained in the Registration Statement, any Preliminary Prospectus, the Disclosure Package or the Prospectus, any application or other document filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or FINRA (in this Section 10 collectively called

“application”), or the omission or alleged omission from any of the foregoing of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided, however, that the foregoing indemnity shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereto, or in any application or in any communication to the SEC, as the case may be and provided further that the foregoing indemnification with respect to any Preliminary Prospectus shall not inure to the benefit of such Underwriter if a copy of the Prospectus (as then amended and supplemented) was not sent or given by or on behalf of such Underwriter to the person asserting any losses, claims, damages or liabilities, and if the Prospectus (as amended and supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. The obligations of the Company under this Section 10(a) will be in addition to any liability the Company may otherwise have. The indemnification obligations of the Company and the Selling Shareholders shall be several and not joint.
          (b) Each Selling Shareholder shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act and the Exchange Act against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any breach of the representations and warranties of such Selling Shareholder made in this Agreement or any untrue statements or alleged untrue statements of material fact contained in the Registration Statement, any Preliminary Prospectus, the Disclosure Package or the Prospectus, any application or other document filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or FINRA (in this Section 10 collectively called “application”), or the omission or alleged omission from any of the foregoing of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, but only with respect to any and all loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, the Disclosure Package, the Registration Statement or the Prospectus or any amendment or supplement thereof or any application or in any communication to the SEC in reliance upon, and in conformity with written information furnished to each Underwriter by such Selling Shareholder expressly for use in any Preliminary Prospectus, the Disclosure Package, the Registration Statement or the Prospectus or any amendment or supplement thereof, or any application or in any communication to the SEC, as the case may be and provided further that the foregoing indemnification with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriter if a copy of the Prospectus (as then amended and supplemented) was not sent or given by or on behalf of the Underwriter to the person asserting any losses, claims, damages or liabilities, and if the Prospectus (as amended and supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. The obligations of each Selling Shareholder under this Section 10(b) will be in addition to any liability such Selling Shareholder may otherwise have. The indemnification obligations of the Company and each Selling Shareholder shall be several and not joint.

          (c) Each Underwriter severally and not jointly shall indemnify and hold harmless the Company, each Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or such Selling Shareholder within the meaning of the Act and the Exchange Act, to the same extent as the foregoing indemnities from the Company and each Selling Shareholder to the Underwriters, but only with respect to any and all loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, the Disclosure Package, the Registration Statement or the Prospectus or any amendment or supplement thereof or any application or in any communication to the SEC in reliance upon, and in conformity with written information furnished to the Company and Selling Shareholders by any Underwriter through the Representative expressly for use in any Preliminary Prospectus, the Disclosure Package, the Registration Statement or the Prospectus or any amendment or supplement thereof, or any application or in any communication to the SEC, as the case may be. The obligations of each Underwriter under this Section 10(c) will be in addition to any liability which such Underwriter may otherwise have.
          (d) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnification may be sought pursuant to Section 10(a), (b) or (c) hereof, such person (hereinafter called the “indemnified party”) shall, promptly after notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the “indemnifying party”) of the institution of such action, inquiry, investigation or proceeding. The indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including, without limitation, the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. No indemnification provided for in this Section 10 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding to the extent that such indemnifying party has been materially prejudiced by the failure to give such notice, but the omission to so notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section 10. Such indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or if the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel reasonably satisfactory to the indemnified party, to have charge of the defense of such action, inquiry, investigation or proceeding or if such indemnified party or parties shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, in any of which events the indemnified party or parties shall be entitled to select counsel to conduct the defense to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. The indemnifying party shall be responsible for the fees and disbursements of only one such counsel so engaged by the indemnified party or parties as a group. Expenses covered by the indemnification in this

Section 10 shall be paid by the indemnifying party promptly after written request is submitted by the indemnified party. In the event that it is determined that the indemnified party was not entitled to receive payments for expenses pursuant to this Section 10, the indemnified party shall return all sums that have been paid pursuant hereto. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. Anything in this Section 10 to the contrary notwithstanding an indemnifying party shall not be liable for any settlement of a claim affected without its written consent, which consent shall not be unreasonably withheld.
          (e) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under Section 10(a), (b) or (c) hereof in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to therein, except by reason of the failure to give notice as required in Section 10(d) hereof (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and to the extent such party has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders, and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Shareholders, and the Underwriters in connection with the statements or omissions which resulted in such losses, liabilities, claims or expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders, and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders, or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company, the Selling Shareholders, and the Underwriters agree that it would not be just and equitable if contributions to this Section 10(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this Section 10(e)

shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), (i) no Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     11. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date. All such representations, warranties and agreements of the Underwriters, the Company, and the Selling Shareholders, including, without limitation, the indemnity and contribution agreements contained in Section 10 hereof and the agreements contained in Sections 8, 11 and 12 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.
     12. Effective Date of This Agreement and Termination Hereof.
          (a) This Agreement shall become effective at 10:00 a.m., Cleveland, Ohio time, on the first business day following the Effective Time or at the time of the public offering by the Underwriters of the Shares, whichever is earlier, except that the provisions of Sections 8, 10, 11 and 12 hereof shall be effective upon execution hereof. The time of the public offering, for the purpose of this Section 12, shall mean the time when any of the Shares are first released by the Underwriters for offering by dealers. The Representative, the Company and the Selling Shareholders may prevent the provisions of this Agreement (other than those contained in Section 8, 10, 11 and 12) from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in Section 12(c) hereof before the time the other provisions of this Agreement become effective.
          (b) The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or any Option Closing Date as provided in Sections 9 and 13 or if any of the following have occurred: (a) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the Business Conditions of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, that would, in the Representative’s reasonable opinion, make the offering or delivery of the Shares impracticable; (b) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or financial market conditions if the effect on the financial markets of the United States of such outbreak, calamity, crisis or change would, in the Representative’s reasonable opinion, make the offering or delivery of the Shares impracticable; (c) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Market or the over the counter market or any setting of minimum prices for trading or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Underwriter’s reasonable opinion materially and adversely affects trading on such exchange or over the counter market; (d) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Underwriter’s reasonable opinion materially and adversely affects or will materially or adversely affect the Business Conditions of the Company and the Subsidiaries taken as a whole; (e) declaration of a banking moratorium by the United States, New York, Ohio or Pennsylvania authorities; (f) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Representative’s reasonable opinion has a material adverse effect on the securities markets in the United States; or (g) trading in any securities of the Company shall have been suspended or halted by FINRA or the SEC.
          (c) If the Representative elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 12, the Representative shall notify the Company promptly by telephone or facsimile, confirmed by letter or otherwise in writing.
     13. Default by an Underwriter.
          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if the Firm Shares or Optional Shares with respect to which such default relates do not exceed in the aggregate 10% of the number of Firm Shares or Optional Shares, as the case may be, that all the Underwriters have agreed to purchase on the relevant Closing Date or Option Closing Date, then the Representative may make arrangements satisfactory to the Company and each Selling Shareholder for the purchase of such Firm Shares or Optional Shares by other persons, including any of the Underwriters, but if no such arrangements are made by the relevant Closing Date or Option Closing Date, such Firm Shares or Optional Shares to which the default relates shall be purchased by the Representative and any non-defaulting Underwriter in proportion to their respective commitments hereunder (in addition to the number of Firm Shares and Optional Shares they are obligated to purchase pursuant to Section 3 hereof).
          (b) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if such default relates to more than 10% of the Firm Shares or Optional Shares, as the case may be, the Representative may make arrangements for another party or parties (including a non-defaulting Underwriter) to purchase such Firm Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representative does not arrange for the purchase of the Firm Shares or Optional Shares to which a default relates as provided in this Section 13, this Agreement may be terminated by the Representative or by the Company or Selling Shareholders without liability on the part of the non-defaulting Underwriters (except as provided in Section 10 hereof) or the Company (except as provided in Sections 8 and 10 hereof) or the Selling Shareholders (except as provided in Section 10 hereof); provided that if such default occurs with respect to Optional Shares after the Closing Date, this Agreement will not terminate as to the Firm Shares or any Optional Shares purchased prior to such termination. Nothing herein shall relieve a defaulting Underwriter of its obligations hereunder, including but not limited to its liability, if any, to the other Underwriters and to the Company or the Selling Shareholders for damages occasioned by its default hereunder.
          (c) If the Firm Shares or Optional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties, the Representative or the Company shall have the right to postpone the Closing Date or any Option Closing Date, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary. The terms “Underwriters” and “Underwriter” as used in this Agreement shall include any party substituted under this Section 13 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and/or Optional Shares.
     14. Information Furnished by the Underwriter. The date the Underwriters expect to deliver the Firm Shares on the cover page, the identity of the Underwriter set forth on the cover page and in the first paragraph under the heading “Underwriting,” the concession and reallowance figures appearing in the third paragraph under the heading “Underwriting,” the representations with respect to stabilization activities in the seventh paragraph under the heading “Underwriting,” the eighth through tenth paragraphs under the heading “Underwriting” regarding short sales, the representations of the Underwriter in the eleventh paragraph under the heading “Underwriting” and the statement regarding discretionary authority in the twelfth paragraph under the heading “Underwriting” constitute the only written information furnished by reference or on behalf of the Underwriter referred to in Sections 1(c), (d) and (e) and 10 hereof.
     15. Notice. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed, faxed, telegrammed, telegraphed or telecopied and confirmed to Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention: Joseph D. Culley, Jr., facsimile number (215) 665-6197, with a copy to Squire, Sanders & Dempsey L.L.P., 4900 Key Tower, 127 Public Square, Cleveland, Ohio 44114, Attention: Gregory K. Gale, Esq., facsimile number (216) 479-8780; if sent to Osborne shall be mailed, delivered, faxed, telexed, telegrammed, telegraphed or telecopied and confirmed to Richard M. Osborne, 8500 Station Street, Suite 113, Mentor, Ohio 44060, facsimile number 440-255-8645; if sent to Smith, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to Thomas J. Smith, 8500 Station Street, Suite 100, Mentor, Ohio 44060, facsimile number 440-974-0844;and if sent to the Company, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to Gas Natural Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060, Attention: Thomas J. Smith, facsimile number 440-974-0844, with a copy to Kohrman Jackson & Krantz PLL, Attention: Christopher J. Hubbert, Esq., facsimile number (216) 621-6536.
     16. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Selling Shareholders, and the Company and the controlling persons, directors and officers thereof, and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms “successors” and “assigns” shall not include any purchaser of the Shares merely because of such purchase.
     17. Definition of Business Day. For purposes of this Agreement, “business day” means any day on which the NYSE Amex Equities is opened for trading.
     18. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages), and all such counterparts will constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, the other party shall re-execute original forms thereof and deliver them to the other party. No party shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.
     19. Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and performed entirely within such state.
     20. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, and no consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.
     21. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
     22. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby must be instituted in the federal courts of the United States of America or the state courts in the Borough of Manhattan in each case located in the City of New York, and the parties irrevocably submit to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by certified mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding brought in any such court that has been brought in an inconvenient forum.

     23. Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.
     24. Sophisticated Parties; No Fiduciary Relationship. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Act and the Exchange Act. Each of the Company and Selling Shareholder acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, have an arms-length business relationship that creates no fiduciary duty on the part of the Underwriter and all of the parties expressly disclaim any fiduciary relationship.
[Signature Page Follows]

          If the foregoing correctly sets forth your understanding of our agreement, please sign and return to the Company the enclosed duplicate hereof, whereupon it will become a binding agreement in accordance with its terms.

Very truly yours, GAS NATURAL INC.
By:	/s/ Richard M. Osborne
	Name:	Richard M. Osborne
	Title:	Chief Executive Officer

RICHARD M. OSBORNE TRUST (under Restated Trust Agreement Dated January 13, 1995)
By:	/s/ Richard M. Osborne, Trustee
	Name:	Richard M. Osborne, Trustee
	Title:	Selling Shareholder

THOMAS J. SMITH Selling Shareholder

/s/ Thomas J. Smith
The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.

JANNEY MONTGOMERY SCOTT LLC
By:	/s/ Joseph D. Culley, Jr.
	Name:	Joseph D. Culley, Jr.
	Title:	Managing Director Head of Infrastructure Group